                                                                    EXHIBIT 99.1


                                                                 RoseMary Luebke
                                                                      Controller
                                                                    952.974.7000
                                                  rosie.luebke@kontronmobile.com

                                                    Media contact: Gary Hornseth
                                                     Public Relations Consultant
                                                                    651.699.0759
                                                 gary.hornseth@kontronmobile.com

        KONTRON MOBILE COMPUTING ANNOUNCES RESULTS FOR FIRST QUARTER 2003

EDEN PRAIRIE, Minn. -- (May 13, 2003) -- Kontron Mobile Computing, Inc. (OTC BB:
KMBC), today announced results for the first quarter of 2003.

For the quarter, the company reported an operating loss of $89,034, compared to operating income of $383,542 for first quarter 2002. Net loss was $301,003, or $0.02 per share, on revenues of $2.1 million, compared to net income of $173,605, or $0.01 per share, on revenues of $3.2 million during the same period in 2002.

"I attribute the weakness of our first quarter to delayed shipments from component vendors and the consequent postponement of orders that we now expect to fill in future quarters," said Thomas Sparrvik, CEO. "We expect to see improvement in this area and meanwhile we are maintaining a positive book-to-bill ratio. Having reported positive operating income in all but two of the past nine quarters, we are confident that the company is on strong footing for long-term success."

ABOUT KONTRON MOBILE COMPUTING, INC.

A Minnesota corporation, Kontron Mobile Computing, Inc., has designed, manufactured and marketed rugged computers for a variety of industries and applications worldwide since 1992. It also provides product customization, integration and support services. The company is headquartered in Eden Prairie, Minn., with sales, service and manufacturing locations worldwide. It is traded on the U.S. Over the Counter Bulletin Board under the ticker symbol KMBC.

Kontron Mobile Computing is the mobile computing affiliate of Kontron AG, Munich, Germany. For more information, visit Kontron Mobile Computing online at www.kontronmobile.com, or phone the company toll-free at 1-888-343-5396.

Forward-looking statements in this news release, if any, are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain important factors could cause results to differ materially from those anticipated by the statements, including the impact of changing economic or business conditions, the impact of competition, the availability of financing, the success of products in the marketplace, other risk factors inherent in the computer industry and other factors discussed from time to time in reports filed by the Company with the Securities and Exchange Commission.

                                      # # #

                         KONTRON MOBILE COMPUTING, INC.
                                 BALANCE SHEETS


                                                                           MARCH 31,     DECEMBER 31,
                                                                             2003           2002
                                                                          (UNAUDITED)    ------------
                                                                          -----------
                                            ASSETS
CURRENT ASSETS:
Cash and cash equivalents ............................................   $  1,345,700    $  2,031,285
Accounts receivable, net of allowance for
 doubtful accounts of $133,500 and $127,200 ..........................        859,002       3,015,258
Accounts receivable, related parties .................................         89,799         119,919
Inventories ..........................................................      1,356,936         975,263
Prepaid expenses and other ...........................................        104,236          54,269
                                                                         ------------    ------------
           Total current assets ......................................      3,755,673       6,195,994
                                                                         ------------    ------------
Property and Equipment:
   Computers and equipment ...........................................      1,163,624       1,163,624
   Furniture and fixtures ............................................        800,706         800,706
   Leasehold improvements ............................................        346,099         346,099
   Less: Accumulated depreciation and amortization                         (2,164,666)     (2,129,623)
                                                                         ------------    ------------
       Property and equipment, net ...................................        145,763         180,806
Deposits and Other Assets, net .......................................         44,027          39,398
                                                                         ------------    ------------
TOTAL ASSETS .........................................................   $  3,945,463    $  6,416,198
                                                                         ============    ============

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable .....................................................   $    225,655    $    401,845
Accounts payable, related parties ....................................        396,276         412,425
Accrued warranty .....................................................        283,000         332,169
Accrued compensation and benefits ....................................         54,047         272,312
Other accrued liabilities ............................................        116,451         340,174
Deferred revenue, short-term .........................................        743,397         797,658
                                                                         ------------    ------------
       Total current liabilities .....................................      1,818,826       2,556,583
                                                                         ------------    ------------
LONG TERM LIABILITIES:
Notes payable to Kontron AG ..........................................      6,138,330       7,462,071
Deferred revenue, long-term ..........................................        158,400         266,634
                                                                         ------------    ------------
       Total long term liabilities ...................................      6,296,730       7,728,705
                                                                         ------------    ------------
Total Liabilities ....................................................      8,115,556      10,285,288
                                                                         ------------    ------------

SHAREHOLDERS' EQUITY (DEFICIT):
Series B Convertible Preferred Stock, $.001
 par value, 4,250,000 shares authorized;
 4,250,000 issued and outstanding at March 31, 2003 ..................          4,250           4,250
Series C Convertible Preferred Stock, $.001 par value,
 500,000 shares authorized; 500,000 issued and outstanding
 at March 31, 2003 ...................................................            500             500
Common stock, $.001 par value, 30,000,000 shares authorized;
 14,952,926 issued and outstanding for both periods ..................         14,953          14,953
Additional paid-in capital ...........................................     32,551,972      32,551,972
Accumulated deficit ..................................................    (36,741,768)    (36,440,765)
                                                                         ------------    ------------
           Total shareholders' equity (deficit).......................     (4,170,093)     (3,869,090)
                                                                         ------------    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT) .................   $  3,945,463    $  6,416,198
                                                                         ============    ============

                         KONTRON MOBILE COMPUTING, INC.
                            STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                      FOR THE THREE MONTHS ENDED MARCH 31,
                                                                      ------------------------------------
                                                                           2003                2002
                                                                           ----                ----
Net Sales..........................................................       $ 2,126,710       $ 3,156,371
Cost of Sales......................................................         1,202,676         1,664,846
                                                                          -----------       -----------
     Gross profit..................................................           924,034         1,491,525
                                                                          -----------       -----------
Operating Expenses:
     Sales and marketing...........................................           441,909           582,622
     General and administrative....................................           280,322           305,034
     Research and development......................................           290,837           220,327
                                                                          -----------       -----------
          Total operating expenses.................................         1,013,068         1,107,983
                                                                          -----------       -----------
          Operating income (loss)..................................           (89,034)          383,542
Loss on foreign currency...........................................           (54,005)          (26,626)
Interest expense, net..............................................          (157,964)         (183,311)
                                                                          -----------       -----------
Net income (loss) applicable to common shareholders................       $  (301,003)      $   173,605
                                                                          ===========       ===========

Basic and Diluted Income (Loss) Per Common Share:
Net income (loss) per common share.................................       $      (.02)      $       .01
                                                                          -----------       -----------
Basic weighted average common shares outstanding...................        14,952,926        14,952,926
                                                                          ===========       ===========
Diluted weighted average common shares outstanding.................        14,952,926        15,020,941
                                                                          ===========       ===========